THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

CONVERSION AND PARTICIPATION RIGHTS AGREEMENT
(Non-US and Non-Canadian Subscriber)

BETWEEN: Online Disruptive Technologies, Inc. (the “Company”)
3120 S. Durango Dr. Suite 305,
Las Vegas, Nevada 89117

AND:                _______________________________________
(the “Subscriber”)

WHEREAS:

A.      The Subscriber has subscribed for Ordinary shares (the “Savicell Shares”) in the capital of Savicell Diagnostics Ltd., an Israeli company which is majority owned by the Company (“Savicell”) for gross subscription proceeds of USD$________________(the “Subscription Amount”) ; and

B.       The Company has agreed to permit the Subscriber to convert the Savicell Shares into shares of the Company (the “Company Shares”) pursuant to the terms and conditions of this Agreement.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.         Right of Conversion

1.1       The parties hereby agree that during the Term (as defined below), the Subscriber may convert all (but not less than all) of its Savicell Shares into a number of Company Shares (the “Conversion Right”) calculated as follows:

A divided by B equals the number of shares of the Company issued on conversion where

A equals the Subscription Amount; and

B equals 80% of the per share pricing of the first completed Company financing of over US$500,000 conducted after July 1, 2012 (such financing: the “Financing”). The deemed maximum per share price of the Financing (the "Maximum Price") shall be the per share price of the Company based on (a) an aggregate Company equity valuation of $30,000,000; and (b) the number of common shares of the Company outstanding at the time of Financing.

1.2       Subscriber may exercise the Conversion Right during the Term by providing notice to the Company in a form as provided by the Company and by delivering its Savicell Shares certificate(s) to the Company. The Company (at Company’ expense) will process the conversion notice and issue the Company Shares to the Subscriber within seven (7) days of receipt of the conversion notice and the Savicell Share certificates.

1.3       The “Term” is the period beginning on the date of this Agreement and ending on the earlier of:

(a)	three years from the date of this Agreement; and

(b)	the Early Termination Date (defined below).

1.4       At any time while the Company’s shares are listed on a United States stock exchange or quotation system (the “Exchange”), if the average volume over a period of 30 trading days on the Exchange totals 50,000 shares traded per day and the market capitalization of the Company’s closing trading price on each such trading day multiplied by the number of common shares of the Company totals a minimum of $40,000,000, the Company may provide notice to the Subscriber that the Subscriber’s Conversion Right will be terminated in ten (10) business days (the “Early Termination Date”). In the event that the Company delivers such notice to the Subscriber and the Subscriber does not exercise the Conversion Right, the Conversion Right will have terminated on the Early Termination Date.

2.         Right of Participation

2.1       At any time commencing from the date of exercise of the Conversion Right by the Subscriber until a date which is two years from the date of this Agreement, if the Company wishes to raise financing by selling securities to the public in a non-brokered private placement (the “Private Placement”), the Company will offer to the Subscriber the opportunity to participate (the “Participation Right”) in such Private Placement to the extent that the Subscriber may retain its then currently held percentage of the outstanding Company Shares. The Company will provide such Participation Right by way of notice in writing, indicating the number of securities available in the Private Placement, the current number of Company Shares outstanding and the pricing for the Private Placement. Within three (3) business days of receipt of such notice, the Subscriber may exercise its Participation Right by providing evidence of the number of Company Shares that it currently owns (to a maximum of the number issued to the Subscriber through the Conversion Right) and providing a bank draft payable to the Company for the number of Private Placement securities Subscriber wishes to purchase. Said funds will be held in trust by the Company pending closing of the Private Placement, which will close based on a subscription agreement in a form to be provided by the Company and executed by the Subscriber. In the event the Subscriber does not exercise the Participation Right within the said 3 days or does not otherwise execute and deliver the subscription agreement and any other documents described in the subscription agreement, the Participation Right will be deemed waived respecting that Private Placement.

2.2       Company Shares issued pursuant to the Conversion Right or the Participation Right are called the “Securities” for the purposes of this Agreement.

3.         Subscription

3.1       On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Securities, as duly issued and authorized, fully paid and non-assessable shares, and deliver the Securities, comprised of a duly and validly issued certificate representing the Securities to the Subscriber upon due exercise of the Conversion Right or the Participation Right.

4.          Acknowledgements and Agreements of Subscriber

4.1       The Subscriber agrees and acknowledges that the Acknowledgements and Agreements of Subscriber must be true and accurate at the time of exercise of the Conversion Rights or the Participation Rights. The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or, except as contemplated herein, will be registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

the decision to execute this Agreement and acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(d)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(f)

all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(g)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(j)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(k)

the Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend to be substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(l)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(m)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities and no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(o)	there is no government or other insurance covering any of the Securities; and

(p)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

5.         Representations, Warranties and Covenants of the Subscriber

5.1       The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person and the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(b)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement;

(c)

it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(d)

the Subscriber is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States) and the Subscriber on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Securities, any securities laws having application to the Subscriber and the purchase of the Securities other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Subscriber is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Subscriber by the Company complies with all International Securities Laws;

(e)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)	the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution;

(i)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(j)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors;

(k)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(l)

the Subscriber (i) is able to fend for itself; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) can afford the complete loss of such investment;

(m)	the Subscriber is outside the United States when receiving and executing this Agreement;

(n)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(o)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)

others will rely upon the truth and accuracy of the representations and warranties contained in this Section 5.1 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company; and

(q)

the Subscriber has provided to the Company, along with an executed copy of this Agreement:, and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

5.2       In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

6.         Acknowledgement and Waiver

6.1       The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.

7.         Resale Restrictions

7.1       The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

8.         Legending and Registration of Subject Securities

8.1       The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

8.2       The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

9.         Costs

9.1       Each party shall bear its own costs and expenses (including any fees and disbursements of any counsel retained by such party) relating to the issuance of the Securities and the other transactions contemplated by this Agreement.

10.        Governing Law

10.1       This Subscription Agreement is governed by the laws of the State of Nevada.

11.        Survival

11.1      This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

12.        Assignment

12.1      This Agreement is not transferable or assignable.

13.        Severability

13.1      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14.        Entire Agreement

14.1      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.        Notices

15.1      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Agreement and notices to the Company shall be directed to it at 3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117, or to Savicell (at ______________________________________).

16.        Counterparts and Electronic Means

16.1      This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, Postal Code of Subscriber)

(Country of Subscriber)

(Email Address)

(Telephone Number)

DATED at Nevada, the _______day of _________________, 2012.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

Per:  ___________________________________
        Authorized Signatory